_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  January 15, 1998




                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                         333-26581          Not Yet Available
-----------------------------         ------------        ------------------
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                         File Number)    Identification No.)



1585 Broadway
New York, New York                                10036
-------------------                               ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.


Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for January 15, 1998 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory




Dated:  January 30, 1998




                               Exhibit Index
                               -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for January 15, 1998 Payment Date.


			BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:			1/9/98
Determination Date:			1/15/98
Monthly Payment Date:			1/15/98
Collection Period Ending:		12/31/97

I.		COLLECTION ACCOUNT SUMMARY

	Total Available Funds
        ---------------------
		Principal and Interest Payments Received (including Prepayments)                               11,822,427.21
		Net Liquidation Proceeds (including Rebates/Insurance Amounts)	                                        0.00
		Current Monthly Interest Shortfall/Excess				                         -159,737.90
		"Amount of Withdrawal, if any, from Reserve Account                                                     0.00
		Purchase Amounts for Repurchased Receivables                                                            0.00

	TOTAL AVAILABLE FUNDS                                                                                  11,662,689.31

II.		SIMPLE INTEREST EXCESS OR SHORTFALLS

		Amount of Interest Payments Due During the Collection Period for Receivables                    2,874,469.56
		Amount of Interest Payments Received During the Collection Period                               3,034,207.46
		for Receivables
		Amount of Current Month Simple Interest Excess/Shortfall                                         -159,737.90

III.		CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

		Specified Reserve Account Balance (lesser of 3% of the Initial Pool Balance
                and the Outstanding					                                       12,455,063.62
		Principal Balance of the Notes and Certificates)
		Deposits to Reserve Account (only if Reserve Account is less than the Specified
                Reserve Account Balance)				                                                0.00
		Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of
                Interest or Principal)				                                                        0.00
		Amount in Reserve Account as of Determination Date (excluding amount to be paid
                on next Payment Date                                                                           12,455,063.62

IV.		COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
        ----------------------------------------
		Interest Payments Received						                        3,034,207.46
		Scheduled Principal Payments Received						                1,887,577.61
		Principal Prepayments Received						                        6,900,642.14
		Total Interest and Principal Payments Received						       11,822,427.21

b)	Liquidation Proceeds
        --------------------
		Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)	                        0.00
		minus  Reasonable Expenses						                                0.00
		Net Liquidation Proceeds						                                0.00

c)	Purchase Amount - Loans Repurchased from Trust
        ----------------------------------------------
		Amount Allocable to Interest						                                0.00
		Amount Allocable to Principal						                                0.00

	TOTAL COLLECTED FUNDS							                               11,822,427.21


V.		CALCULATION OF SERVICING FEES

	Pool Balance of Receivables as of the First Day of Collection Period				      383,495,216.09
		multiplied by Servicer Fee Rate						                               0.50%
		divided by Months per Year						                                  12
	SERVICING FEE AMOUNT							                                  159,789.67

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)							              208.33


VI.		POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
        ------------
		Initial Pool Balance						                              415,168,787.00
		Pool Balance as of Preceding Accounting Date						      383,495,216.09
		Pool Balance as of the Current Accounting Date						      374,086,387.73
		Age of Pool in Months					                                                   5



b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
        --------------------------------------------------------------------------------------------------

             Current Month	       Number of Loans	       Principal Balance		Percentage
             -------------             ---------------         -----------------                ----------
	   30-59 Days Delinquent	      59	          2,432,935.32		           0.650%
	   60-89 Days Delinquent               7	            209,221.74		           0.056%
	   90-119 Days Delinquent              5	            345,855.65		           0.092%
	   120+ Days Delinquent	               5	            402,107.18		           0.107%
	   Defaults for Current Period	       4	            146,678.09		           0.039%


	Schedule of Liquidated Loans   **SEE ATTACHMENT -   N/A THIS MONTH
        ---------------------------------------------------
		Description of Boat
		Account Number
		Original Principal Balance of Liquidated Loans
		Outstanding Principal Balance of the Liquidated Loan
		Gross Recovery
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date
		Liquidation Date

	Current Period Defaulted Receivables  **SEE ATTACHMENT -  SEE ATTACHMENT
        ------------------------------------------------------
		Description of Boat
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
        ----------------------------------------------------
		Description of Boat
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date

	Current Period Realized Losses
        ------------------------------
		Current Month Realized Losses                                                                           0.00
		Preceding Realized Losses 	                                                                        0.00
		Second Preceding Realized Losses		                                                        0.00


VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor                                                                                       901.04651280
	Note Pool Factor							                                886.90970830
	Certificate Pool Factor							                               1000.00000000
	Class A-7 Interest and Principal Account						                  235,972.00


a)	Noteholders Monthly Interest Distributable Amount
        -------------------------------------------------
		Class A-1						                                          232,161.67
		Class A-2						                                          369,668.75
		Class A-3						                                          263,333.33
		Class A-4						                                          355,220.83
		Class A-5						                                          191,625.00
		Class A-6						                                          135,566.67
		Class A-7						                                                0.00

	Noteholders Monthly Principal Distributable Amount

		Class A-1						                                        9,408,828.36
		Class A-2						                                                0.00
		Class A-3						                                                0.00
		Class A-4						                                                0.00
		Class A-5						                                                0.00
		Class A-6						                                                0.00
		Class A-7						                                                0.00

b)	Certificateholders' Monthly Interest Distributable Amount                                                 310,523.03
	Certificateholders' Monthly Principal Distributable Amount							0.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)                                     11,662,689.31

minus:  BKB Servicing Fee								                          159,789.67
plus:     Trustee Fee								                                      208.33

TOTAL WIRE TO CHASE								                               11,503,107.97


	Accelerated Principal
	Marine Deal

Certificate Date	System Month-End Date	     Accelerated Principal

 9/14/97                      8/31/97                     50,776.28
10/15/97	              9/30/97                          0.00
11/17/97                     10/31/97                  1,218,265.95
12/15/97                     11/30/97                    543,040.95
 1/15/98                     12/31/97                    473,930.52



TOTAL		                                       2,286,013.70

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